EXHIBIT 99.4
CONSOLIDATED FINANCIAL STATEMENTS
HELIOS NUTRITION, LTD. AND SUBSIDIARY
DECEMBER 31, 2005
and
June 30, 2006

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM
To the Board of Directors
Helios Nutrition, Ltd.
Sauk Centre, Minnesota
We have audited the accompanying consolidated balance sheet of Helios Nutrition, Ltd. as of December 31, 2005 and the related consolidated statements of income and stockholders’ equity for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Helios Nutrition, Ltd. at December 31, 2005 and the consolidated results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.
PLANTE & MORAN, PLLC
ELGIN, IL
October 13, 2006

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Consolidated Balance Sheet
December 31, 2005

ASSETS

Current Assets
Cash	$997
Accounts Receivable (Note 12)	266,085
Inventory (Note 3)	264,357

Total Current Assets	531,439

Property and Equipment, net (Note 4)	511,781

Total Assets	$1,043,220

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Current Portion of Long-Term Debt (Note 5)	$150,508
Accounts Payable (Note 12)	496,498
Accrued Payroll	12,831
Other Current Liabilities	2,645
Due to Related Parties (Note 8)	57,112

Total Current Liabilities	719,594

Deferred Tax Liability (Note 11)	17,977

Long-Term Debt (Note 5)	236,852

Total Liabilities	974,423

Stockholders’ Equity (Note 6)
Preferred Stock, no par value, 500,000 shares authorized, 193,674 issued and outstanding	193,674
Common Stock, no par value, 65,000,000 shares authorized, 1,429,888 issued and 809,888 outstanding	95,238
Restricted Common Stock, $0.01 par value, 100,000 shares authorized, 51,400 issued and outstanding	514
Additional Paid In Capital	99,726
Treasury Stock	(50,840)
Accumulated Deficit	(269,515)

Total Stockholders’ Equity	68,797

Total Liabilities and Stockholders’ Equity	$1,043,220

The accompanying notes are an integral part of these financial statements

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Consolidated Statement of Income
For the Years Ended December 31, 2005

Net Sales	$4,504,638

Cost of Sales	2,470,447

Gross Profit	2,034,191

Operating Expenses	1,918,650

Net Income From Operations	115,541

Other Income (Expense)
Cancellation of Deferred Compensation (Note 9)	941,327
Interest Expense	(23,665)

Net Income Before Provision for Income Tax	1,033,203

Provision for Income Tax	414,771

Net Income	$618,432

The accompanying notes are an integral part of these financial statements

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Consolidated Statement of Changes in Stockholders’ Deficit
For the Years Ended December 31, 2005

	Preferred Stock			Common Stock			Restricted Common Stock				Additional
	# of Shares	# of Shares		# of Shares	# of Shares		# of Shares	# of Shares		Treasury	Paid In	Retained
	Issued	Outstanding	Amount	Issued	Outstanding	Amount	Issued	Outstanding	Amount	Stock	Capital	Earnings	Total
Balances at January 1, 2005	—	—	$—	1,362,500	1,362,500	$89,712	—	—	$—	$—	$—	$(887,947)	$(798,235)
Issuance of preferred stock	193,674	193,674	193,674	—	—	—	—	—	—	—	—	—	$193,674
Issuance of common stock	—	—	—	67,388	67,388	5,526	—	—	—	—	—	—	$5,526
Purchase of treasury stock	—	—	—	—	(620,000)	—	—	—	—	(50,840)	—	—	$(50,840)
Issuance of restricted common stock	—	—	—	—	—	—	51,400	51,400	514	—	99,726	—	$100,240
Net income for the year ended December 31, 2005	—	—	—	—	—	—	—	—	—	—	—	618,432	$618,432

Balances at December 31, 2005	193,674	193,674	$193,674	1,429,888	809,888	$95,238	51,400	51,400	$514	$(50,840)	$99,726	$(269,515)	$68,797

See accompanying notes to financial statements

HELIOS NUTRITION, LTD AND SUBSIDIARY
Consolidated Statement of Cash Flows
For the Years Ended December 31, 2005

Cash Flows from Operating Activities:
Net Income	$618,432
Adjustments to reconcile Net Income with Net Cash Flows from operating activities:
Depreciation	55,210
Deferred Income Tax	414,771
Cancellation of Deferred Compensation	(941,327)
Net Operating Changes in:
Accounts Receivable	(20,279)
Other Receivables	9,500
Inventory	(109,121)
Accounts Payable	238,887
Other Liabilities	9,207
Accounts due Members	(43,400)

Net cash provided by operating Activities	231,880

Cash Flows From Investing Activities:
Purchase of Fixed Assets	(353,529)

Net Cash Used in Investing Activities	(353,529)

Cash Flows From Financing Activities
Proceeds from Issuance of Long-term Debt	120,000
Repayment of Long-term Debt	(24,549)
Proceeds from Issuance of Stock	49,200
Stock Repurchased	(50,840)

Net Cash Provided by Financing Activities	93,811

Net Increase In Cash	(27,838)

Cash Balance — Beginning of Year	28,835

Cash Balance — End of Year	$997

Supplemental Disclosures
Cash Payments During the Year For:
Interest	$23,665

Income Tax	$—

Noncash Investing and Financing Activities
Conversion of long-term debt into common stock	$150,000

Conversion of deferred compensation into common stock	$100,240

The accompanying notes are an integral part of these financial statements

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
December 31, 2005
Note 1 – NATURE OF BUSINESS
Helios Nutrition, Limited and Subsidiary (“The Company”) is engaged in the manufacturing and distribution of organic kefir throughout the United States. The Company also manufactures a line of fluid milk products that is distributed throughout Central Minnesota and the Twin Cities.
Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows:
Principles of consolidation
The consolidated financial statements include the accounts of Helios Nutrition, Ltd (“Helios”) and its principally owned subsidiary, Pride of Main Street Dairy, LLC (“Pride of Main Street”). All significant intercompany accounts and transactions have been eliminated.
Cash & cash equivalents
The companies consider cash in the bank and certificates of deposit with maturities of less than 90 days at financial institutions to be cash or cash equivalents. The accounts are maintained at high quality financial institutions. The balances, at times, exceed federally insured limits.
Accounts receivable
Credit terms are extended to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral.
Accounts receivable are recorded at invoice amounts, and reduced to their estimated net realizable value by recognition of an allowance for doubtful accounts. The Company’s estimate of the allowance for doubtful accounts is based upon historical experience, its evaluation of the current status of specific receivables, and unusual circumstances, if any. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company’s credit terms. Accounts considered uncollectible are charged against the allowance. Management believes that all accounts are fully collectible; therefore they do not maintain an allowance for doubtful accounts.
Inventories
Inventories are stated at the lower of net realizable value or cost as computed under the first-in, first-out method.
Property and Equipment
Property and equipment are stated at depreciated cost or fair value where depreciated cost is not recoverable. Depreciation is computed using the straight-line and accelerated methods. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized.
Property and equipment are being depreciated over the following useful lives:

Category	Years
Buildings and improvements	7-40
Furniture and equipment	5-7

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
December 31, 2005
Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — Continued
Income Taxes
Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.
The principal sources of temporary differences are different depreciation methods and timing of deferred compensation payments for financial statement and tax purposes.
Revenue Recognition
Sales represent sales of dairy products that are recorded at the time of shipment by common carrier or customer pickup.
Advertising
Costs of advertising and promotion are charged to operations in the year incurred. These amounted to $11,742 in 2005.
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
Note 3 – INVENTORIES
Inventories consist of the following:

Finished goods	$72,843
Raw materials, Work in process and Production supplies	191,514

Total inventories	$264,357

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
December 31, 2005
Note 4 – PROPERTY AND EQUIPMENT
Property and equipment consist of the following:

Land	$10,000
Buildings & Improvements	100,981
Furniture & Equipment	642,152

753,133
Less accumulated depreciation	241,352

Total	$511,781

During the year ended December 31, 2005 total depreciation expense amounted to $55,210.
Note 5 — LONG TERM DEBT
Long-term debt as of December 31, 2005 is as follows:

2005
First National Bank of Sauk Centre, MN	$234,694
Sauk Centre Economic Development Authority	10,660
County of Stearns, Minnesota	7,106
Agricultural Utilization Research Institute	15,000
Agricultural Utilization Research Institute	75,000
Minnesota Technology, Inc.	44,900

Subtotal	387,360
Less Current Portion	150,508

Long-Term Debt	$236,852

The loans payable to First National Bank of Sauk Centre is guaranteed of the members of Pride of Main Street and is secured by a mortgage on real property and a general lien on the assets of the Company. One loan with a principal balance of $116,890 is being repaid at the rate of $1,530 per month, which includes principal and interest. The interest rate is 9.85% and the maturity date is January 25, 2006. The second loan with a principal balance of $119,511 is being repaid at a rate of $1,850 per month, which includes principal and interest, has an interest rate of 7.90% and a maturity date of October 25, 2010.
The loan payable to Sauk Centre Economic Development Authority is secured by the dairy processing machinery and equipment. The loan is being repaid at the rate of $438 per month, which includes principal and interest. The interest rate is 6.0% and the maturity date is February 1, 2008.
The loan payable to County of Stearns, Minnesota is secured by certain equipment. The loan is being repaid at the rate of $292 per month, which includes principal and interest. The interest rate is 6.0% and the maturity date is January 1, 2008. For the year ended December 31, 2005, the Company was required to meet certain covenants. The Company was in violation of one covenant as of December 31, 2005 and due to this violation, the entire balance of this loan is classified as short-term as of December 31, 2005.
The loans payable to Agricultural Utilization Research Institute are secured by equipment, accounts receivable and inventory. The loans are being repaid at the rate of $600 per month, which is interest only at this time. The interest rate is 6.0%.

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
December 31, 2005
Note 5 – LONG-TERM DEBT — Continued
The unsecured loan payable to Minnesota Technology, Inc. is a non-interest bearing loan that is being repaid at the rate of $700 per month and has an unspecified maturity date.
Maturities of notes payables are as follows:

As of December 31,
2006	$150,508
2007	27,898
2008	24,911
2009	25,322
2010	65,822
Thereafter	92,899

Total	$387,360

Note 6 — STOCKHOLDERS’ EQUITY
The Company has several classes of stock as described below:
Common Stock:
Common stock has no par value and is limited to a maximum of 65,000,000 shares and is subordinate to the preferred stock in the event of liquidation. Each share of common stock represents the right to one vote.
Preferred Stock:
Preferred stock has no par value and is limited to a maximum of 500,000 shares and has a liquidation preference over the common stock. The preferred stock has no voting rights, does not accrue preferred dividends, and is not convertible into common stock.
Restricted Common Stock:
Restricted common stock has a par value of $0.01, and is limited to a maximum of 100,000 shares and is subordinate in liquidation to the common and preferred stock. The stock has no voting rights, accrues dividends if declared and are subject to reacquisition by the Company in the event of a termination (as defined) until December 22, 2010 when all outstanding restricted shares will vest into common stock of the Company.
Note 7 – OWNERSHIP OF SUBSIDIARY
Pride of Main Street Dairy, LLC is organized as a limited liability company. Its members and unit ownership are:

George Economy	$0.10 per unit	1,000
Helios Nutrition, Ltd.	$0.10 per unit	3,434,400

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
December 31, 2005
Note 8 – RELATED PARTY TRANSACTIONS
Pride of Main Street Dairy, LLC. owes its member, George Economy, $57,112 for outstanding short term company debts.
The companies have also paid Linda Long, spouse of George Economy, $75,000 and McGee Creek Partners, consulting firm of a board member, $17,350 for professional services performed in 2005.
Note 9 – DEFERRED COMPENSATION
Since inception, the Company has incurred salaries and interest expense related to management and board services and related party loan interest cost. On December 22, 2005, the accrued wages and accrued interest were cancelled. In lieu of the cancellation of the deferred compensation and the cancellation of the outstanding stock options (See Note 10), non-related parties were issued restricted stock that will convert into common stock in December 2010 and related parties received no substitute compensation. Accrued wages and interest payable to shareholders and employees as of January 1, 2005 are as follows:

2004
Accrued Wages
George Economy	$762,734
Stephen Chao	42,444
Linda Long	136,149
Employees of Pride of Main Street Dairy, LLC	100,240

Total	$1,041,567

The cancellation of the deferred compensation to related parties is recognized in other expense for the year ended December 31, 2005. The cancellation of the deferred compensation to the employees of Pride of Main Street, LLC was treated as additional paid in capital in relation to the restricted stock.
Note 10 – 1997 STOCK OPTION PLAN
The Company also has a stock option plan for key employees and directors. The Company may grant options for up to 13,000,000 shares of common stock under the 1997 Stock Option Plan, as amended. As of December 31, 2005, 13,000,000 additional options may be granted under the plan. The exercise price of each option is equal to the market price of the Company’s stock on the date of grant as determined by the Board of Directors or designated committee. The maximum term of the options is 10 years.
A summary of options outstanding under the plan during the year are as follows:

	Outstanding Options	Range of Strike Prices
Outstanding as of January 1, 2005	13,269,711	$0.095 - 0.40
Grants	—	—
Exercised	—	—
Rescissions	13,269,711	$0.095 - 0.40
Expirations	—	—

Outstanding as of December 31, 2005	—	—

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Consolidated Financial Statements
December 31, 2005
Note 11 – INCOME TAXES
The components of the income tax provision included in the consolidated statement of income are detailed as follows:

Current income tax expense	—
Deferred income tax expense	$414,771

Total income tax expense	$414,771

The deferred tax liability of $17,977 at December 31, 2005 results principally from accelerated methods of depreciation for tax purposes in comparison to the depreciation method for financial statement purposes.
Note 12 – CONCENTRATIONS
As of and for the year ended December 31, 2005, the Company had one customer who accounted for 62% of total revenues and 55% of its accounts receivable. As of and for the year ended December 31, 2005, the Company had four vendors who accounted for 71% of total inventory purchases and 16% of its accounts payable.
Note 13 – SUBSEQUENT EVENT
On July 27, 2006 the Company’s shareholders executed a Stock Purchase Agreement with Lifeway Foods, Inc. (“Lifeway”) pursuant to which Lifeway will purchase all of the issued and outstanding stock of the Company from the shareholders for a combination of an aggregate amount of 202,650 in shares of the Lifeway’s common stock, no par value, with a fair value of $1,300,000 on the effective date, $2,500,000 in cash, and a promissory note issued by Lifeway to the Company’s shareholders in the amount of $4,200,000. The Stock Payment, the Cash Payment and Promissory Note are subject to adjustment under certain circumstances in accordance with the terms of the Stock Purchase Agreement.

INTERIM FINANCIAL STATEMENTS

HELIOS NUTRITION, LTD. AND SUBSIDIARY
FINANCIAL STATEMENTS
JUNE 30, 2006

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Unaudited Consolidated Balance Sheet
June 30, 2006

ASSETS

Current Assets
Accounts Receivable (Note 12)	300,650
Inventory (Note 3)	190,798

Total Current Assets	491,448

Property and Equipment, net (Note 4)	580,883

Total Assets	$1,072,331

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Current Portion of Long-Term Debt (Note 5)	$38,462
Accounts Payable (Note 12)	422,379
Accrued Payroll	14,715
Other Current Liabilities	29,575
Due to Related Parties (Note 9)	149,718

Total Current Liabilities	654,849

Deferred Tax Liability (Note 11)	17,977

Long-Term Debt (Note 5)	335,054

Total Liabilities	1,007,880

Stockholders’ Equity (Note 7)
Preferred Stock, no par value, 500,000 shares authorized, 193,674 issued and outstanding	193,674
Common Stock, no par value, 65,000,000 shares authorized, 1,429,888 issued and 809,888 outstanding	95,238
Restricted Common Stock, $0.01 par value, 100,000 shares authorized, 51,400 issued and outstanding	514
Additional Paid In Capital	99,726
Treasury Stock	(50,840)
Accumulated Deficit	(273,861)

Total Stockholders’ Equity	64,451

Total Liabilities and Stockholders’ Equity	$1,072,331

The accompanying notes are an integral part of these unaudited financial statements

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Unaudited Consolidated Statement of Income
For the Six Months Ended June 30, 2006

Net Sales	$2,601,270

Cost of Sales	1,591,950

Gross Profit	1,009,320

Operating Expenses	993,321

Net Income From Operations	15,999

Other Income (Expense)
Interest Expense	(20,345)

Net Loss Before Provision for Income Tax	(4,346)

Provision for Income Tax	—

Net Loss	$(4,346)

The accompanying notes are an integral part of these unaudited financial statements

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Unaudited Consolidated Statement of Changes in Stockholders’ Deficit
For the Six Months Ended June 30, 2006

		Preferred Stock			Common Stock			Restricted Common Stock			Additional
	# of Shares	# of Shares		# of Shares	# of Shares		# of Shares	# of Shares		Treasury	Paid In	Retained
	Issued	Outstanding	Amount	Issued	Outstanding	Amount	Issued	Outstanding	Amount	Stock	Capital	Earnings	Total
Balances at January 1, 2005	193,674	193,674	$193,674	1,429,888	809,888	$95,238	51,400	51,400	$514	$(50,840)	$99,726	$(269,515)	$68,797

Net loss for the six months ended June 30, 2006	—	—	—	—	—	—	—	—	—	—	—	(4,346)	$(4,346)

Balances at June 30, 2006	193,674	193,674	$193,674	1,429,888	809,888	$95,238	51,400	51,400	$514	$(50,840)	$99,726	$(273,861)	$64,451

See accompanying notes to unaudited financial statements

HELIOS NUTRITION, LTD AND SUBSIDIARY
Unaudited Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2006

Cash Flows from Operating Activities:
Net Loss	$(4,346)
Adjustments to reconcile Net Income with Net Cash Flows from operating activities:
Depreciation	46,100
Net Operating Changes in:
Accounts Receivable	(34,565)
Other Receivables	—
Inventory	73,559
Accounts Payable	(74,119)
Accrued Liabilities	(761)
Other Liabilities	29,575
Accounts due Members	92,606

Net Cash Provided by Operating Activities	128,049

Cash Flows From Investing Activities:
Purchase of Fixed Assets	(115,202)

Net Cash Used in Investing Activities	(115,202)

Cash Flows From Financing Activities
Proceeds from Issuance of Long-term Debt	116,935
Repayment of Long-term Debt	(130,779)

Net Cash Used In Financing Activities	(13,844)

Net Decrease In Cash	(997)

Cash Balance — December 31, 2005	997

Cash Balance — June 30, 2006	$—

Supplemental Disclosures
Cash Payments During the Year For:
Interest	$20,345

Income Tax	$—

The accompanying notes are an integral part of these unaudited financial statements

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Unaudited Consolidated Financial Statements
June 30, 2006
Note 1 – NATURE OF BUSINESS
Helios Nutrition, Limited and Subsidiary (“The Company”) is engaged in the manufacturing and distribution of organic kefir throughout the United States. The Company also manufactures a line of fluid milk products that is distributed throughout central Minnesota and the Twin Cities.
Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows:
Principles of consolidation
The consolidated financial statements include the accounts of Helios Nutrition, Ltd (“Helios”) and its principally owned subsidiary, Pride of Main Street Dairy, LLC (“Pride of Main Street”). All significant intercompany accounts and transactions have been eliminated.
Cash & cash equivalents
The companies consider cash in the bank and certificates of deposit with maturities of less than 90 days at financial institutions to be cash or cash equivalents. The accounts are maintained at high quality financial institutions. The balances, at times, exceed federally insured limits.
Accounts receivable
Credit terms are extended to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral.
Accounts receivable are recorded at invoice amounts, and reduced to their estimated net realizable value by recognition of an allowance for doubtful accounts. The Company’s estimate of the allowance for doubtful accounts is based upon historical experience, its evaluation of the current status of specific receivables, and unusual circumstances, if any. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company’s credit terms. Accounts considered uncollectible are charged against the allowance. Management believes that all accounts are fully collectible; therefore they do not maintain an allowance for doubtful accounts.
Inventories
Inventories are stated at the lower of net realizable value or cost as computed under the first-in, first-out method.
Property and Equipment
Property and equipment are stated at depreciated cost or fair value where depreciated cost is not recoverable. Depreciation is computed using the straight-line and accelerated methods. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized.
Property and equipment are being depreciated over the following useful lives:

Category	Years
Buildings and improvements	7-40
Furniture and equipment	5-7

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Unaudited Consolidated Financial Statements
June 30, 2006
Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — Continued
Income Taxes
Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.
The principal sources of temporary differences are different depreciation methods and timing of deferred compensation payments for financial statement and tax purposes.
Revenue Recognition
Sales represent sales of dairy products that are recorded at the time of shipment by common carrier or customer pickup.
Advertising
Costs of advertising and promotion are charged to operations in the year incurred. These amounted to $9,800 for the six months ended June 30, 2006.
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
Note 3 – INVENTORIES
Inventories consist of the following:

Finished goods	$70,205
Raw materials, Work in process and Production supplies	120,593

Total inventories	$190,798

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Unaudited Consolidated Financial Statements
June 30, 2006
Note 4 – PROPERTY AND EQUIPMENT
Property and equipment consist of the following:

Land	$10,000
Buildings & Improvements	100,981
Furniture & Equipment	757,354

868,335
Less accumulated depreciation	287,452

Total	$580,883

During the six months ended June 30, 2006 total depreciation expense amounted to $46,100.
Note 5 — LONG TERM DEBT
Long-term debt as of June 30, 2006 is as follows:

2005
First National Bank of Sauk Centre, MN	$228,895
Sauk Centre Economic Development Authority	8,321
County of Stearns, Minnesota	5,600
Agricultural Utilization Research Institute	15,000
Agricultural Utilization Research Institute	75,000
Minnesota Technology, Inc.	40,700

Subtotal	373,516
Less Current Portion	38,462

Long-Term Debt	$335,054

The loans payable to First National Bank of Sauk Centre is guaranteed of the members of Pride of Main Street and is secured by a mortgage on real property and a general lien on the assets of the Company. One loan with a principal balance of $114,864 is being repaid at the rate of $1,400 per month, which includes principal and interest. The interest rate is 7.90% and the maturity date is January 25, 2009. The second loan with a principal balance of $114,031 is being repaid at a rate of $1,850 per month, which includes principal and interest, has an interest rate of 7.90% and a maturity date of October 25, 2010.
The loan payable to Sauk Centre Economic Development Authority is secured by the dairy processing machinery and equipment. The loan is being repaid at the rate of $438 per month, which includes principal and interest. The interest rate is 6.0% and the maturity date is February 1, 2008.
The loan payable to County of Stearns, Minnesota is secured by certain equipment. The loan is being repaid at the rate of $292 per month, which includes principal and interest. The interest rate is 6.0% and the maturity date is January 1, 2008. For the year ended December 31, 2005, the Company was required to meet certain covenants. The Company was in violation of one covenant as of December 31, 2005 and due to this violation, the entire balance of this loan is classified as short-term as of June 30, 2006.
The loans payable to Agricultural Utilization Research Institute are secured by equipment, accounts receivable and inventory. The loans are being repaid at the rate of $600 per month, which is interest only at this time. The interest rate is 6.0%.

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Unaudited Consolidated Financial Statements
June 30, 2006
Note 5 – LONG-TERM DEBT — Continued
The unsecured loan payable to Minnesota Technology, Inc. is a non-interest bearing loan that is being repaid at the rate of $700 per month and has an unspecified maturity date.
Maturities of notes payables are as follows:

As of December 31, 2006	$38,462
2007	38,291
2008	120,750
2009	25,887
2010	60,126
Thereafter	90,000

Total	$373,516

Note 6 – LETTER OF CREDIT
At June 30, 2006, the Company had an outstanding letter of credit for $20,000 with First National Bank. The letter of credit, which expires June 28, 2007, accrues interest at 8.37%.
Note 7 – STOCKHOLDERS’ EQUITY
The Company has several classes of stock as described below
Common Stock:
Common stock has no par value and is limited to a maximum of 65,000,000 shares and is subordinate to the preferred stock in the event of liquidation. Each share of common stock represents the right to one vote.
Preferred Stock:
Preferred stock has no par value and is limited to a maximum of 500,000 shares and has a liquidation preference over the common stock. The preferred stock has no voting rights, does not accrue preferred dividends, and is not convertible into common stock.
Restricted Common Stock:
Restricted common stock has a par value of $0.01 and is limited to a maximum of 100,000 shares and is subordinate in liquidation to the common and preferred stock. The stock has no voting rights, accrues dividends if declared and are subject to reacquisition by the Company in the event of a termination (as defined) until December 22, 2010 when all outstanding restricted shares will vest into common stock of the Company.

HELIOS NUTRITION, LTD. AND SUBSIDIARY
Notes to Unaudited Consolidated Financial Statements
June 30, 2006
Note 8 – OWNERSHIP OF SUBSIDIARY
Pride of Main Street Dairy, LLC is organized as a limited liability company. Its members and unit ownership are:

George Economy	$0.10 per unit	1,000
Helios Nutrition, Ltd.	$0.10 per unit	3,434,400
Note 9 – RELATED PARTY TRANSACTIONS
Pride of Main Street Dairy, LLC. owes its member, George Economy, $48,584 for outstanding short term company debts.
The Company paid Linda Long, spouse of George Economy, $37,350 and McGee Creek Partners, consulting firm of a board member, $4,500 for professional services performed during the six months ended June 30, 2006.
Note 10 – 1997 STOCK OPTION PLAN
The Company also has a stock option plan for key employees and directors. The Company may grant options for up to 13,000,000 shares of common stock under the 1997 Stock Option Plan, as amended. As of June 30, 2006, 13,000,000 additional options may be granted under the plan. The exercise price of each option is equal to the market price of the Company’s stock on the date of grant as determined by the Board of Directors or a designated committee. The maximum term of the options is 10 years. No options were outstanding at June 30, 2006
Note 11 – INCOME TAXES
The deferred tax liability of $17,977 at June 30, 2006 results principally from accelerated methods of depreciation for tax purposes in comparison to the depreciation method for financial statement purposes.
Note 12 – CONCENTRATIONS
As of and for the year ended June 30, 2006, the Company had one customer who accounted for 65% of total revenues and 50% of its accounts receivable. As of and for the six months ended June 30, 2006, the Company had two vendors who accounted for 66% of total inventory purchases and 38% of its accounts payable.
Note 13 – SUBSEQUENT EVENT
On July 27, 2006 the Company’s shareholders executed a Stock Purchase Agreement with Lifeway Foods, Inc. (“Lifeway”) pursuant to which Lifeway will purchase all of the issued and outstanding stock of Helios from the shareholders for a combination of an aggregate amount of 202,650 in shares of the Lifeway’s common stock, no par value, with a fair value of $1,300,000 on the effective date, $2,500,000 in cash, and a promissory note issued by Lifeway to the Company’s shareholders in the amount of $4,200,000. The Stock Payment, the Cash Payment and Promissory Note are subject to adjustment under certain circumstances in accordance with the terms of the Stock Purchase Agreement.